UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 27, 2006

Appalachian Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-21383	58-2242407
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

822 Industrial Boulevard, Ellijay, Georgia	30540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(706) 276-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE

On April 27, 2006, Appalachian Bancshares, Inc. (the “Company”), issued a press release announcing that it will participate as a presenter in America’s Community Bankers Community Bank Investor Conference, to be held on May 2-4, 2006. The Company’s Chief Executive Officer, Tracy R. Newton, together with Joseph T. Moss, Jr., the Company’s President and Chief Operating Officer, are scheduled to present on Thursday, May 4, 2006, at 11:15 a.m. EDT. The Company expects to file its presentation slides with the Securities and Exchange Commission on May 4, 2006, prior to the start of the presentation. Instructions on how to access this presentation via live webcast are contained in the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

The following exhibit is filed as part of this report.

Exhibit No.	Description

99.1	Press Release dated April 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPALACHIAN BANCSHARES, INC.

By:	/s/ Joseph T. Moss, Jr.
Joseph T. Moss, Jr.
President and Chief Operating Officer

Dated: April 27, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 27, 2006.

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